INVESTOR PRESENTATION Q1 2022

2 Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: • the effect of the COVID-19 pandemic, including on the Company’s credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; • the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for credit losses ("ACL") on loans and provision for credit losses on loans that may be effected by deterioration in economic conditions, which may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our ACL on loans no longer being adequate to cover actual losses, and require us to increase our ACL on loans; • changes in economic conditions either nationally or in our market areas; • changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; the transition away from LIBOR toward new interest rate benchmarks; • the risks related to acquiring assets in or entering markets in which we have not previously operated and may not be familiar; • fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; • results of examinations of us by the bank regulators, including the possibility that any such regulatory authority may, among other things, initiate an enforcement action against the Company or our bank subsidiary which could require us to increase our ACL on loans, write-down assets, change our regulatory capital position, affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements on us, any of which could affect our ability to continue our growth through mergers, acquisitions or similar transactions and adversely affect our liquidity and earnings; • our ability to control operating costs and expenses; • the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • our ability to retain key members of our senior management team; • costs and effects of litigation, including settlements and judgments; • our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames or at all, and any goodwill charges related thereto and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, which might be greater than expected; • increased competitive pressures among financial service companies; • adverse changes in the securities markets; • inability of key third-party providers to perform their obligations to us; • changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the FASB, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods and as a result of the CARES Act and the CA Act; and • other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services, including from the CARES Act, CA Act, the COVID-19 pandemic, vaccination efforts and the other risks detailed from time to time in our filings with the SEC including our Annual Form 10-K and Quarterly Form 10-Qs. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating results and stock price performance. All dollars throughout the entire presentation are in thousands unless otherwise noted, except per share amounts. FORWARD LOOKING STATEMENTS

COMPANY OVERVIEW

4 OVERVIEW Overview NASDAQ symbol HFWA Stock price $25.09 Market capitalization $879.3 million Institutional ownership 79.6% Headquarters Olympia, WA # of branches 49 Year established 1927 Q1 2022 Financial Highlights Assets $7.48 billion Deposits $6.49 billion Loans receivable $3.82 billion Net income (GAAP) $19.8 million Pre-tax, pre-provision income (non-GAAP) $19.8 million Net interest margin 2.84% Efficiency ratio 64.38% Tier 1 leverage ratio 8.8% Total risk based capital ratio 14.7% – Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. – Market information as of April 19, 2022. – Refer to Appendix for calculation of non-GAAP financial measure. HFWA Branch Seattle-Tacoma-Bellevue MSA Portland-Vancouver-Hillsboro MSA Tacoma

5 COMPANY STRATEGY Allocate capital to organically grow our core banking business Ÿ Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets Ÿ Disciplined approach to concentration risk and active portfolio management Improve operational efficiencies and rationalize branch network Ÿ Achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions, including improvement in the overhead ratio to 1.95% during Q1 2022 compared to 2.22% for the same quarter in 2021 Ÿ Closed/Consolidated 35 branches since the beginning of 2010, including 12 branches in 2021 Generate stable profitability and risk adjusted returns Ÿ 1.08% return on average assets and 9.47% return on average equity in Q1 2022, annualized Ÿ Five-year growth in tangible book value (non-GAAP) of $4.14, or 34.1%, to $16.27 at March 31, 2022 from $12.13 at March 31, 2017 Active and disciplined in M&A Ÿ Be the "acquirer of choice" in the Pacific Northwest Ÿ Most acquisitive bank in Oregon and Washington since 2013 with 5 acquisitions Ÿ Target Metrics = IRR of >15% with earnbacks < 3 years Maintain conservative underwriting standards and actively manage the loan portfolio Ÿ Long track record of strong underwriting with conservative risk profile Ÿ Disciplined approach to concentration risk Ÿ Nonaccrual loans decreased 30.4% since December 31, 2021 to 0.22% of total assets Focus on core deposits is key to franchise value over the long term Ÿ 36.9% noninterest demand deposits to total deposits Ÿ Noninterest demand deposit CAGR of 24% since 2017 Ÿ 0.09% cost of total deposits; top 25% performance among US publicly traded banks Proactive capital management Ÿ History of increasing regular dividends and utilizing special dividends to manage capital Ÿ Repurchases in Q1 2022 totaled $2.0 million, or 80,559 shares of common stock. Repurchases in 2021 totaled $22.1 million, or 904,972 shares of common stock, and represented approximately 2.5% of common stock outstanding at December 31, 2020 Ÿ Strong capital ratios: Tier 1 leverage ratio = 8.8%; Total risk based capital ratio = 14.7% – Refer to Appendix for calculation of non-GAAP financial measure. – Comparable cost of total deposits information provided by S&P Global Market Intelligence for the fourth quarter of 2021 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion; excluding pending merger targets. – Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

6 TECHNOLOGY INVESTMENT Objective: Invest in technologies that enable Community Banking @ Scale HeritageONE Technology convergence & omni- channel experiences Ÿ Cutting-edge, proprietary ecosystem for integrating processes and technologies to create highly converged, omni-channel customer experiences Ÿ Designed to minimize the cost of internal solution development and accelerate the Bank’s ability to integrate with best of breed vendor solutions Ÿ Investment in JAM FINTOP Blockchain fund, providing access to early-stage innovations in blockchain-based solutions; exploring opportunities to make blockchain enabled services native to the HeritageONE ecosystem 2022-2024 Roadmap Integration and process efficiency Ÿ Continued investment in HeritageONE based solutions, expanding the capabilities of existing tools and adding several new tools to drive efficiency and unify customer- experiences Ÿ Enhance digital account opening capabilities in partnership with Q2; unified call, chat and self-service IVR solution in partnership with Cisco Ÿ Customize online banking and call center platforms to leverage data to drive personalized and omni-channel experiences Key Outcomes Community Banking @ Scale Ÿ Heritage Bank positioned to be a technology leader among Community Banks Ÿ Next generation front & back office integration delivering efficiency, consistency and scalability Ÿ Bankers equipped with better sales and service tools to meet growth & profitability objectives Ÿ Vastly improved customer experience for on-boarding & managing complex banking relationships

7 HeritageONE – Technology Ecosystem Proprietary middleware and application ecosystem. Foundation for all internal software development, integration & open- banking capabilities. 2020 Notify – Alerts & Reminders Event- & schedule-driven alerts & reminders. 2022 Data360 – Data Glossary Repository used to document applications in business and technical terms. 2022AM360 – Asset Management Automating & managing loan portfolio processes. 2023 DO360 – Deposit Operations Automating standard processes within Deposit Operations. 2024 Heritage360 – Customer Service Engine Hub for relationship management & service delivery. 2021 TM360 – Treasury Management Engine for automating & orchestrating TM related onboarding & service tasks. 2022 CL360 – Commercial Loan Origination Commercial Loan Origination System for managing & automating complex Commercial loan transactions. 2021 DocGen – Document Generation Template driven solution for static and dynamic documents and electronic communications. 2022 HeritageONE – Technology Innovation Proprietary technology ecosystem for converging product and service solutions to enable Community Banking @ Scale HeritageONE Data360 Heritage360 Doc Portal Sales Pipeline Service Engine Work Flows CL360 TM360 Marketing Campaigns AM360 Ent. Content Mgmt Digital Account Opening DO360 Call Center IVR Data Store Doc Gen Notify Banking Core Online Banking TECHNOLOGY STRATEGY

8 ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") PRACTICES We are committed to environmental and sustainability efforts, our human capital, our customers and strengthening the communities and markets in which we operate. Environment and Sustainability Ÿ Have a Green Team Committee focused on sustainability Ÿ Participating in an energy-saving pilot program with our Hillsboro branch in partnership with Energy Trust of Oregon and Strategic-Energy Management Ÿ Continually reducing our carbon footprint through branch consolidations and focus on recycling Ÿ Achieved a Gold Sustainability at Work certification for the Portland office Social Responsibility and Human Capital Ÿ Established a DEI ("Diversity, Equity, and Inclusion") Plan, a DEI Statement, a DEI Council and a DEI Officer who has been certified by the National Diversity Council and serves on the Washington Bankers Association DEI Committee. Ÿ Focusing on the safety, health and wellness of our employees through the COVID-19 pandemic by continually monitoring and adapting operations to guidance from the Centers for Disease Control and state/local health authorities Ÿ Assisted customers during the pandemic by providing fee waivers, loan modifications, and loans through the Small Business Administration's Paycheck Protection Program ("SBA PPP") Ÿ Donated $0.54 million and $1.26 million in Q1 2022 and FY 2021, respectively, through our Heritage Helps community investment and giving program, focused on driving positive impact in the areas of: education and youth development; health and human services; business and economic development; environmental stewardship; and social equity. Ÿ Financed more than $152 million and $67 million to affordable housing projects in 2021 and 2020, respectively Ÿ Provided a $10 million loan to broaden the capacity of the Washington State Small Business Flex Fund Ÿ Awarded the American Bankers Association Community Commitment Award for Affordable Housing Ÿ In 2021, formed the Heritage Bank Community Development Enterprise with $50 million in capitalization Governance Ÿ Supervised by an engaged Board who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, its shareholders, employees and communities Ÿ Appointed two directors with technology industry experience during Q4 2021 Ÿ Utilized the Sustainability Accounting Standards Board Commercial Bank framework and industry guidance published by respected national and international organizations to identify risks and develop our ESG platform Ÿ Maintain effective governance practices including Corporate Governance Guidelines, Committee Charters, Stock Ownership Guidelines, a Code of Ethics Policy and a Whistleblower Policy

9 6.5% 15.2% 4.8% 12.6% $87,753 3.2% 12.1% $72,465 Seattle MSA Portland MSA USA 2022-2027 Proj, population growth 2022-2027 Proj. median household income growth Median household income $105,233 $87,753 $72,465 STRONG AND DIVERSE ECONOMIC LANDSCAPE Market Highlights Major Employers in the Pacific Northwest Market Demographics Seattle MSA Portland MSA 3.7% 14.2% Unemployment rate in February 2022 (compared to 4.3% for Washington state and 3.8% for USA) 2022-2027 proj. growth in household income for Washington state 3.9% 13.6% Unemployment rate in February 2022 (compared to 4.0% for Oregon state and 3.8% for USA) 2022-2027 proj. growth in household income for Oregon state – Economic data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence. Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment. MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000

10 MAJOR MSA FUNDS UNDER MANAGEMENT Seattle MSA Funds Under Management = Loans + Deposits $2,770 $2,941 $3,845 $4,020 $4,960 $5,286 $5,322 $1,476 $1,526 $1,995 $2,111 $2,650 $3,231 $3,274 $1,294 $1,415 $1,850 $1,909 $1,936 $1,981 $2,009 Deposits Total loans, excluding SBA PPP loans SBA PPP loans 2016 2017 2018 2019 2020 2021 Q1 2022 – Prior period information includes branches that were closed or consolidated prior to March 31, 2022. – Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. – Dollars in millions. Portland MSA Funds Under Management = Loans + Deposits $43 $112 $856 $907 $1,269 $1,197 $1,178 $477 $498 $676 $723 $734 $379 $409 $432 $443 $433 Deposits Total loans, excluding SBA PPP loans SBA PPP loans 2016 2017 2018 2019 2020 2021 Q1 2022

11 POTENTIAL GROWTH OPPORTUNITIES – Map obtained from S&P Global Market Intelligence. – Certain locations of bank headquarters overlap on the map. – Financial information as of the most recent quarter publicly available. • Long-term goal to build a PNW regional commercial community bank; potential opportunities for M&A and production team lift-outs in OR and ID in addition to WA. • HFWA positioned to be the acquiror of choice in the Pacific Northwest. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 12 banks between $200 million and $500 million in assets – 18 banks between $500 million and $1.0 billion in assets – 15 banks between $1.0 billion and $3.0 billion in assets • Financial parameters include 15% IRR and earnback of < 3 years. Bank headquarters

12 Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets $1,015 $812 $1,369 $1,346 $1,340 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $7,484 $556 $319 $1,747 $1,079 $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 $20.63 $22.10 $22.85 $24.34 $23.40 $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $16.27 Organic Acquired Assets Book value per share (GAAP) Tangible book value per share (non-GAAP) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Completed 2 FDIC deals Pierce Commercial Bank $211MM in assets Cowlitz Bank $345MM in assets Merged with Washington Banking Company $1.7B in assets Acquired Valley Community Bancshares $254MM in assets Northwest Commercial Bank $65MM in assets – Refer to Appendix for calculation of non-GAAP financial measure. – Dollars in millions, except per share amounts. $16.88

13 DEPOSIT MARKET SHARE Washington & Oregon - 2008 Washington & Oregon - 2013 Washington & Oregon - 2021 Rank Institution (State) Deposits in Market Market Share Rank Institution (State) Deposits in Market Market Share Rank Institution (State) Deposits in Market Market Share 1 Bank of America Corporation (NC) $32,880,496 20.36% 1 Bank of America Corporation (NC) $34,290,015 19.44% 1 Bank of America Corporation (NC) $61,116,155 18.10% 2 U.S. Bancorp (MN) 18,200,191 11.27% 2 U.S. Bancorp (MN) 24,912,264 14.12% 2 U.S. Bancorp (MN) 45,768,910 13.55% 3 Washington Mutual Inc. (WA) 18,044,059 11.17% 3 Wells Fargo & Co. (CA) 22,985,222 13.03% 3 JPMorgan Chase & Co. (NY) 42,247,914 12.51% 4 Wells Fargo & Co. (CA) 13,983,430 8.66% 4 JPMorgan Chase & Co. (NY) 15,638,062 8.87% 4 Wells Fargo & Company (CA) 41,397,689 12.26% 5 KeyCorp (OH) 11,282,327 6.99% 5 KeyCorp (OH) 11,805,664 6.69% 5 KeyCorp (OH) 23,612,824 6.99% 6 Sterling Financial Corp. (WA) 6,314,532 3.91% 6 Washington Federal Inc. (WA) 6,216,841 3.52% 6 Umpqua Holdings Corporation (OR) 17,093,442 5.06% 7 Washington Federal Inc. (WA) 4,697,167 2.91% 7 Columbia Banking System Inc. (WA) 5,840,021 3.31% 7 Columbia Banking System, Inc. (WA) 14,544,320 4.31% 8 Umpqua Holdings Corp. (OR) 3,683,451 2.28% 8 Umpqua Holdings Corp. (OR) 5,499,385 3.12% 8 Banner Corporation (WA) 10,483,137 3.10% 9 Banner Corp. (WA) 3,511,650 2.17% 9 Sterling Financial Corp. (WA) 5,203,136 2.95% 9 Washington Federal, Inc. (WA) 9,702,254 2.87% 10 Frontier Financial Corp. (WA) 3,303,562 2.05% 10 Mitsubishi UFJ Financial Group Inc. 3,474,540 1.97% 10 W.T.B. Financial Corporation (WA) 7,858,982 2.33% 11 Columbia Banking System Inc. (WA) 2,401,217 1.49% 11 Banner Corp. (WA) 3,255,301 1.85% 11 Heritage Financial Corporation (WA) 6,083,484 1.80% 12 W.T.B. Financial Corp. (WA) 2,355,857 1.46% 12 W.T.B. Financial Corp. (WA) 3,180,411 1.80% 12 HomeStreet, Inc. (WA) 4,262,425 1.26% 13 West Coast Bancorp (OR) 2,082,385 1.29% 13 HomeStreet Inc. (WA) 1,612,978 0.91% 13 First Interstate BancSystem, Inc. (MT) 3,422,135 1.01% 14 HomeStreet Inc. (WA) 1,268,125 0.79% 14 SKBHC Holdings LLC (WA) 1,550,759 0.88% 14 BNP Paribas SA 3,167,645 0.94% 15 Cascade Bancorp (OR) 1,142,435 0.71% 15 Washington Banking Co. (WA) 1,410,804 0.80% 15 Mitsubishi UFJ Financial Group, Inc. 2,825,816 0.84% 16 AmericanWest Bancorp. (WA) 1,100,332 0.68% 16 Yakima Federal S&L Assoc. (WA) 1,402,048 0.79% 16 Peoples Bancorp (WA) 2,387,119 0.71% 17 Horizon Financial Corp. (WA) 1,097,107 0.68% 17 BNP Paribas SA 1,314,955 0.75% 17 FS Bancorp, Inc. (WA) 1,892,926 0.56% 18 Yakima Federal S&L Assoc. (WA) 1,094,393 0.68% 18 Heritage Financial Corp. (WA) 1,227,045 0.70% 18 Cashmere Valley Bank (WA) 1,872,322 0.55% 19 BNP Paribas SA 1,001,691 0.62% 19 Peoples Bancorp (WA) 1,119,301 0.63% 19 Coastal Financial Corporation (WA) 1,806,367 0.53% 20 Cascade Financial Corp. (WA) 993,356 0.62% 20 Cashmere Valley Bank (WA) 1,094,353 0.62% 20 HSBC Holdings plc 1,691,344 0.50% 21 City Bank (WA) 955,179 0.59% 21 Pacific Continental Corp. (OR) 1,074,590 0.61% 21 First Republic Bank (CA) 1,628,909 0.48% 22 Columbia Bancorp (OR) 939,992 0.58% 22 Opus Bank (CA) 968,148 0.55% 22 East West Bancorp, Inc. (CA) 1,563,575 0.46% 23 Venture Financial Group Inc. (WA) 916,882 0.57% 23 East West Bancorp Inc. (CA) 924,708 0.52% 23 Zions Bancorporation, N.A. (UT) 1,527,609 0.45% 24 First Financial Northwest Inc. (WA) 867,502 0.54% 24 Olympic Bancorp Inc. (WA) 807,112 0.46% 24 Timberland Bancorp, Inc. (WA) 1,522,879 0.45% 25 Peoples Bancorp (WA) 845,949 0.52% 25 HSBC Holdings PLC 801,732 0.45% 25 Yakima Federal S&L Association (WA) 1,495,450 0.44% 26 Cashmere Valley Financial Corp. (WA) 841,611 0.52% 26 Cascade Bancorp (OR) 799,971 0.45% 26 First Northwest Bancorp (WA) 1,472,533 0.44% 27 Heritage Financial Corp. (WA) 802,020 0.50% 27 Zions Bancorp. NA (UT) 774,168 0.44% 27 Olympic Bancorp, Inc. (WA) 1,437,456 0.43% 28 Liberty Financial Group Inc. (OR) 778,222 0.48% 28 Skagit Bancorp Inc. (WA) 666,659 0.38% 28 Riverview Bancorp, Inc. (WA) 1,423,933 0.42% 29 Washington Banking Co. (WA) 733,643 0.45% 29 Riverview Bancorp Inc. (WA) 660,249 0.37% 29 First Financial Northwest, Inc. (WA) 1,153,830 0.34% 30 First Indep. Investment Group Inc. (WA) 684,404 0.42% 30 First Financial Northwest Inc. (WA) 642,130 0.36% 30 Pacific Financial Corporation (WA) 1,144,452 0.34% 31 Pacific Continental Corp. (OR) 676,993 0.42% 31 First Fed. S&L Assoc. of Port Angeles (WA) 598,820 0.34% 31 Pacific Premier Bancorp, Inc. (CA) 934,222 0.28% 32 PremierWest Bancorp (OR) 664,006 0.41% 32 Timberland Bancorp Inc. (WA) 596,187 0.34% 32 Glacier Bancorp, Inc. (MT) 898,509 0.27% 33 Riverview Bancorp Inc. (WA) 630,220 0.39% 33 Pacific Financial Corp. (WA) 591,430 0.34% 33 Citizens Bancorp (OR) 893,931 0.26% 34 Olympic Bancorp Inc. (WA) 626,828 0.39% 34 Baker Boyer Bancorp (WA) 467,717 0.27% 34 Sound Financial Bancorp, Inc. (WA) 814,055 0.24% 35 Zions Bancorp. NA (UT) 571,565 0.35% 35 Olympia Federal S&L Association (WA) 464,913 0.26% 35 Summit Bank Group, Inc. (OR) 728,073 0.22% 36 Whitman Bancorp. Inc. (WA) 527,546 0.33% 36 Home Federal Bancorp Inc. (ID) 451,386 0.26% 36 First Citizens BancShares, Inc. (NC) 720,949 0.21% 37 Washington First Financial Group Inc. (WA) 514,572 0.32% 37 First Citizens BancShares Inc. (NC) 415,562 0.24% 37 People's Bank of Commerce (OR) 712,979 0.21% 38 First Fed. S&L Assoc. of Port Angeles (WA) 495,891 0.31% 38 Citizens Bancorp (OR) 404,324 0.23% 38 Baker Boyer Bancorp (WA) 688,811 0.20% 39 Skagit Bancorp Inc. (WA) 486,490 0.30% 39 Coastal Financial Corp. (WA) 349,343 0.20% 39 Olympia Federal S&L Association (WA) 673,112 0.20% 40 Timberland Bancorp Inc. (WA) 480,261 0.30% 40 Evergreen Federal Bank (OR) 335,918 0.19% 40 BEO Bancorp (OR) 661,989 0.20% Total For Institutions In Market $161,492,273 Total For Institutions In Market $176,371,225 Total For Institutions In Market $337,661,736 Out of 148 Institutions Out of 120 Institutions Out of 83 Institutions – Data obtained from S&P Global Market Intelligence as of June 30 for the year indicated.

FINANCIAL UPDATE

15 FINANCIAL UPDATE – Q1 2022 • Net income was $19.8 million, or $0.56 per diluted share, for the first quarter of 2022 compared to $19.4 million, or $0.55 per diluted share, for the fourth quarter of 2021 and $25.3 million, or $0.70 per diluted share, for the first quarter of 2021. • Reversal of provision for credit losses was $3.6 million for the first quarter of 2022 compared to $5.0 million for the fourth quarter of 2021 and $7.2 million for the first quarter of 2021. • Loans receivable grew $5.5 million, or 0.1% (0.6% annualized), in the first quarter of 2022; excluding SBA PPP loan repayments of $80.9 million, loans receivable grew $86.4 million, or 2.4% (9.5% annualized). • The ratio of nonperforming assets to total assets decreased to 0.22% at March 31, 2022 compared to 0.32% at December 31, 2021 and 0.75% at March 31, 2021. • Noninterest expense to average total assets, annualized, was 1.95% for the first quarter of 2022 compared to 2.06% for the fourth quarter of 2021 and 2.22% for the first quarter of 2021. • Declared a regular cash dividend of $0.21 per common share on April 20, 2022. – Refer to Appendix for calculation of non-GAAP financial measure.

16 $3,768 $4,469 $3,816 $4,596 $4,208 $3,954 $3,816 $3,821 5.17% 4.44% 4.54% 4.34% 4.47% 4.62% 4.64% 4.42% 4.41% 4.48% 4.50% 4.26% 4.13% 4.20% Total loans Loan yield Loan yield, excl. SBA PPP (non-GAAP) 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Loan Balances and Loan Yields Commercial & industrial 17.1% SBA PPP 1.7% Owner- occupied CRE 24.5% Non-owner occupied CRE 39.4% Residential real estate 5.8%Construction & land development 5.8% Consumer 5.7% LOAN PORTFOLIO Loan Portfolio Composition Loan Portfolio Repricing Schedule (excluding SBA PPP loans) 35.7% 33.9% 30.6% 28.6% 22.0% 20.3% 21.3% 22.4% 42.3% 45.8% 48.1% 49.0% Fixed rate Floating (<3 month repricing) Adjustable (>3 month repricing) 2019 2020 2021 Q1 2022 – Loan yield calculation incorporates the average balance of loans receivable, net and loans held for sale. – Refer to Appendix for calculation of non-GAAP financial measure. – Dollars in millions. 4.62%

17 LOAN PORTFOLIO COMPOSITION $3,768 $4,469 $3,816 $3,821 $852 $733 $622 $652 $805 $857 $931 $936 $1,289 $1,410 $1,493 $1,505 $132 $123 $165 $223$275 $306 $227 $222 $415 $325 $232 $218 $715 $146 Commercial & industrial Owner-occupied CRE Non-owner occupied CRE Residential real estate Construction & land development Consumer SBA PPP 2019 2020 2021 Q1 2022 – Dollars in millions. $65

18 New Commitments Originated $16 $23 $30 $23 $22 $12 $22 $27 $45 $76 $226 $152 $271 $329 $225 $353 $27 Consumer Residential Commercial, excl. SBA PPP SBA PPP Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 LOAN PRODUCTION – Dollars in millions. – Q1 2022 residential commitments originated includes $42 million of purchased loans.

19 LINE OF CREDIT ("LOC") UTILIZATION 35.78% 25.29% 23.71% 27.27% 37.24% 33.62% 31.86% 31.82% 41.50% 58.22% 41.75% 42.46% Utilization Rate - Construction LOCs Utilization Rate - Consumer LOCs Utilization Rate - Commercial and Industrial Loan LOCs 2019 2020 2021 Q1 2022

20 CHANGES IN LOANS RECEIVABLE Change in Loans - Q1 2022 $3,815,662 $(83,685) $235,915 $(144,790) $(19,814) $17,890 $3,821,178 Loans receivable at December 31, 2021 PPP prepayments and payoffs Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at March 31, 2022 Change in Loans - Q4 2021 $3,953,884 $(125,455) $222,218 $(168,681) $(35,754) $(30,550) $3,815,662 Loans receivable at September 30, 2021 PPP prepayments and payoffs Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at December 31, 2021

21 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 12/31/20 WARR at 12/31/21 WARR at 03/31/22 Real estate, rental and leasing $1,565,568 4.52 4.42 4.41 Health care and social assistance 310,774 4.56 4.52 4.53 Accommodation and food services 191,349 6.27 6.26 6.08 Retail trade 156,654 4.63 4.58 4.47 Construction 154,830 4.66 4.62 4.63 Other services (except Public administration) 101,939 4.86 4.65 4.58 Manufacturing 98,385 5.21 5.05 5.03 All other industries 513,214 4.70 4.50 4.48 Total $3,092,713 4.73 4.60 4.58 CRE Loans only by Collateral Type Collateral Type Amount WARR at 12/31/20 WARR at 12/31/21 WARR at 03/31/22 Office $542,674 4.52 4.34 4.34 Industrial 373,362 4.45 4.39 4.40 Retail store / shopping center 264,130 4.79 4.62 4.59 Multi-family 213,195 4.38 4.32 4.29 Mixed use property 159,466 4.77 4.66 4.62 Motel / hotel 157,032 6.20 6.09 5.94 Mini-storage 150,660 4.20 4.28 4.26 Warehouse 137,426 4.62 4.57 4.57 Single purpose 120,513 4.82 4.78 4.59 Recreational / school 76,142 5.14 5.06 4.98 Other 246,589 4.62 4.66 4.68 Total $2,441,189 4.70 4.59 4.57 – Categorized by NAICS code. – Excludes SBA PPP loans. – WARR = Weighted average risk rating. Office 22.2% Industrial 15.3% Retail store / shopping center 10.8% Multi-family 8.7% Mixed use property 6.5% Motel / hotel 6.4% Single purpose 4.9% Warehouse 5.6% Mini-storage 6.2% Recreational / school 3.1% Other 10.3% Real estate and rental and leasing 50.6% Health care and social assistance 10.0% Accommodation and food services 6.2% Retail trade 5.1% Construction 5.0% Other Services (except Public administration) 3.3% Manufacturing 3.2% All other industries 16.6%

22 Key statistics from inception of the SBA's PPP through March 31, 2022 SBA PPP LOANS Total number of funded loans 7,184 Total amount funded $ 1,277,367 Average funded loan size $ 178 Total net fees deferred at funding $ 44,846 Total net fees recognized since funding $ 42,716 Total interest recognized since funding $ 11,946 Net deferred fees unrecognized as of period end $ 2,130 Change in SBA PPP - Q1 2022 $145,840 $(83,685) $2,807 $64,962 SBA PPP at December 31, 2021 Payments Net fee amortized SBA PPP at March 31, 2022

23 HIGHER RISK INDUSTRIES WITH ENHANCED MONITORING – Categorized by NAICS code and excluding SBA PPP loans. Hotels and other accomodation Restaurants and other food service Recreation and fitness related activities Amortized cost $137,192 $53,304 $29,967 % of Loans receivable, excluding SBA PPP 3.7% 1.4% 0.8% Unfunded commitment $9,575 $2,998 $2,451 % Secured by real estate 92.9% 68.1% 68.1% Weighted average risk rating 6.37 5.54 5.39 Average non-zero balance loan size $3,708 $353 $1,153 Amortized cost classified as nonaccrual $3,298 $4,813 $— Amortized cost classified as performing TDR $23,225 $1,838 $877 Amortized cost of criticized loans $63,248 $11,560 $7,916 Past due 30+ days on accrual status $— $720 $—

24 $45,366 $58,092 $23,754 $16,527 Nonaccrual loans OREO Nonperforming assets to total assets 2019 2020 2021 Q1 2022 0.82% 0.88% 0.32% 0.22% NONPERFORMING ASSETS $841

25 CRITICIZED LOANS $142,796 $290,551 $183,470 $174,569 $44,525 $58,092 $23,754 $16,527 $49,412 $100,423 $88,696 $94,773 $48,859 $132,036 $71,020 $63,269 Substandard - nonaccrual Substandard - accrual Special mention 2019 2020 2021 Q1 2022

26– Refer to Appendix for calculation of non-GAAP financial measure. $36,171 $70,185 $42,361 $40,333 ACL on loans ($) ACL on loans / Loans (%) ACL on loans / Loans excl. SBA PPP (non-GAAP) (%) 2019 2020 2021 Q1 2022 0.96% 1.57% 1.11% 1.06% 1.87% 1.15% 1.07% ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS

27 $4,597 $5,612 $6,394 $6,033 $6,074 $6,229 $6,394 $6,492 0.37% 0.23% 0.10% 0.12% 0.10% 0.09% 0.09% 0.09% Total deposits Cost of total deposits 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Deposit Composition DEPOSITS Deposit Balances and Cost of Total Deposits 31.8% 35.5% 36.7% 36.9% 29.3% 30.6% 30.4% 31.1% 16.4% 17.2% 17.5% 16.9% 11.1% 9.6% 10.0% 10.0% 11.4% 7.1% 5.4% 5.1% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2019 2020 2021 Q1 2022 – Dollars in millions.

28 $952 $802 $1,278 $894 $1,050 $1,073 $1,278 $1,462 $243 $153 $757 $166 $223 $100 $268 $290 2.75% 2.40% 2.13% 2.17% 2.09% 2.13% 2.12% 1.96% Portfolio yield New purchases 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Investment Balances and Investment Yield INVESTMENT PORTFOLIO Investment Portfolio Composition (at fair value) US government and agencies 12.4% Municipal securities 14.8% Residential CMO and MBS 28.8% Commercial CMO and MBS 42.1% Corporate obligations 0.1% Other asset- backed securities 1.8% 3.15 2.69 4.85 3.73 4.22 4.35 4.85 5.52 3.59 5.64 6.76 8.68 6.68 7.94 5.20 4.51 Duration - total portfolio Duration - new purchases only 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Portfolio Duration • Strong credit quality with 90% of portfolio invested in U.S. government and agency securities or AAA rated • 99% of portfolio is rated AA or better – Dollars in millions.

29 Change in QTD Net Interest Margin Q1 2021 vs. Q1 2022 3.51% (0.43)% (0.41)% 0.11% 0.06% 2.84% QTD Q1 2021 PPP loans Loan yield Investments Other QTD Q1 2022 Net Interest Margin (GAAP) 4.22% 3.63% 3.23% 3.51% 3.44% 3.15% 2.85% 2.84%4.12% 3.57% 3.18% 3.44% 3.41% 3.11% 2.83% 2.80% NIM, excluding accretion on purchased loans (non-GAAP) Accretion 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 NET INTEREST MARGIN – "Other" change in QTD NIM includes net impact of interest earning deposits and total interest bearing liabilities. – Refer to Appendix for calculation of non-GAAP financial measures. Change in QTD Net Interest Margin Q4 2021 vs. Q1 2022 2.85% (0.11)% 0.05% 0.04% 0.01% 2.84% QTD Q4 2021 PPP loans Loan yield Investments Other QTD Q1 2022

30 Asset Repricing Composition at March 31, 2022 Floating rate (<3 month repricing) Adjustable rate (>3 month repricing) Fixed rate Total Interest earning deposits $ 1,488,815 $ — $ — $ 1,488,815 Total investment securities 127,811 10,639 1,286,296 1,424,746 Loans receivable (excluding SBA PPP) 842,434 1,073,307 1,840,475 3,756,216 Total interest earning assets $ 2,459,060 $ 1,083,946 $ 3,126,771 $ 6,669,777 % of total interest earning assets 36.9% 16.3% 46.8 % Total noninterest earning assets 814,037 Total assets $ 7,483,814 % of total assets 32.9% 14.5% 41.8 % INTEREST EARNING ASSETS Average Interest Earning Assets Composition 77.6% 67.6% 56.9% 60.5% 57.3% 55.8% 54.4% 54.7% 10.7% 8.6% 13.8% 12.3% 6.1% 3.1% 1.6% 20.3% 16.0% 15.8% 13.9% 15.2% 16.2% 17.5% 21.2% 5.7% 18.7% 11.8% 15.2% 21.9% 25.0% 22.5% Interest earning deposits Investment securities SBA PPP loans Loans receivable, net, excl. SBA PPP 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 2.1%

31 $67.6 $46.6 $98.0 $85.4 $89.3 $91.1 Net income (GAAP) PTPP income (non-GAAP) 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $25.3 $32.7 $20.6 $19.4 $19.8 $23.2 $26.2 $22.4 $19.3 $19.8 PROFITABILITY TRENDS Return on Average Equity (GAAP) and Return on Average Tangible Common Equity (non-GAAP) Noninterest Expense/Avg. Assets Return on Average Assets (GAAP) and Pre-tax, Pre- provision Return on Average Assets (non-GAAP) 1.25% 0.74% 1.38% 1.51% 1.85% 1.13% 1.04% 1.08% 1.58% 1.42% 1.28% 1.39% 1.48% 1.23% 1.03% 1.08% ROAA (GAAP) PTPP ROAA (non-GAAP) 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net Income (GAAP) and Pre-tax, Pre-provision Income (non-GAAP), in millions 13.35% 8.98% 17.05% 18.37% 22.94% 13.93% 13.27% 13.83% 8.56% 5.78% 11.64% 12.43% 15.69% 9.55% 9.06% 9.47% ROAE (GAAP) ROATCE (non-GAAP) 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 2.71% 2.37% 2.09% 2.22% 2.06% 2.04% 2.06% 1.95% 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 – Refer to Appendix for calculation of non-GAAP financial measures.

32 10.9% 11.6% 11.4% 10.2%10.4% 8.9% 8.4% 7.9% 14.6% 12.4% 11.5% 11.0% Stockholders' equity to total assets (GAAP) Tangible common equity ("TCE") to total tangible assets (non-GAAP) TCE, excluding cash and cash equivalents and SBA PPP loans (non-GAAP) 2019 2020 2021 Q1 2022 12.8% 14.0% 14.8% 14.7% 10.0% 10.0% 10.0% 10.0% 2.8% 4.0% 4.8% 4.7% Well-capitalized Excess capital 2019 2020 2021 Q1 2022 – Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports. – Refer to Appendix for calculation of non-GAAP financial measures. – Well-capitalized represents FDIC well-capitalized ratio threshold for banks. The minimum capital ratio requirement for Tier 1 leverage and Total risk based capital is 4.0% and 8.0%, respectively. – Brokered CD capacity limited to 15% of total deposits in accordance with Bank's Asset and Liability Management policy. 10.6% 9.0% 8.7% 8.8% 5.0% 5.0% 5.0% 5.0% 5.6% 4.0% 3.7% 3.8% Well-capitalized Excess capital 2019 2020 2021 Q1 2022 CAPITAL AND SOURCES OF LIQUIDITY Tier 1 Leverage Ratio Total Risk Based Capital Equity Ratios Primary and Secondary Sources of Liquidity Source March 31, 2022 Cash and cash equivalents $1,576,722 Unencumbered investment securities AFS 906,023 FHLB and FRB borrowing availability 1,108,850 Fed fund lines 215,000 Brokered CD capacity 973,725 Total $4,780,320

SHAREHOLDER RETURN

34 TOTAL SHAREHOLDER RETURN Stock Summary Ticker HFWA Exchange NASDAQ Stock price $25.09 Market capitalization (in millions) $879.3 Dividend yield (regular dividend only) 3.35% Average Daily Volume (3 month) Average daily volume (shares) 162,158 Average daily volume ($000s) $4,069 52-Week High and Low Price 52-week high (June 1, 2021) 29.81 52-week low (November 30, 2021) 20.95 Per Share Tangible book value per share $16.27 EPS - 2022E $1.63 EPS - 2023E $2.00 Number of research analysts 6 Valuation Ratios Price / Tangible book value 154.2% Price / 2022E EPS 15.4x Price / 2023E EPS 12.5x Dividends Per Share Declared $0.50 $0.53 $0.72 $0.61 $0.72 $0.84 $0.80 $0.81 $0.42 $0.08 $0.10 $0.11 $0.12 $0.15 $0.18 $0.20 $0.20 $0.21$0.08 $0.11 $0.12 $0.13 $0.15 $0.18 $0.20 $0.20 $0.21 $0.09 $0.11 $0.12 $0.13 $0.15 $0.19 $0.20 $0.20 $0.09 $0.11 $0.12 $0.13 $0.17 $0.19 $0.20 $0.21 $0.16 $0.10 $0.25 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2014 2015 2016 2017 2018 2019 2020 2021 2022 Diluted Earnings Per Share – Market information as of April 19, 2022. – Dividend information as of April 21, 2022. $0.79 $1.25 $1.30 $1.39 $1.49 $1.83 $1.29 $2.73 $0.56 $0.16 $0.32 $0.30 $0.31 $0.27 $0.45 $0.34 $0.70 $0.56$0.16 $0.29 $0.30 $0.40 $0.35 $0.43 -$0.17 $0.90 $0.23 $0.32 $0.37 $0.35 $0.42 $0.48 $0.46 $0.58 $0.24 $0.32 $0.33 $0.33 $0.45 $0.47 $0.66 $0.55 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

36 NON-GAAP FINANCIAL MEASURES 2019 2020 2021 2021 2022 Q1 Q2 Q3 Q4 Q1 Pre-tax, Pre-provision Income and Pre-tax, Pre- provision Return on Average Assets: Net income (GAAP) $67,557 $46,570 $98,035 $25,344 $32,702 $20,592 $19,397 $19,757 Exclude income tax expense 13,488 6,610 22,472 5,102 7,451 4,997 4,922 3,582 Exclude provision for (reversal of provision for) credit losses 4,311 36,106 (29,372) (7,199) (13,987) (3,149) (5,037) (3,577) Pre-tax, pre-provision income (non-GAAP) $85,356 $89,286 $91,135 $23,247 $26,166 $22,440 $19,282 $19,762 Average total assets $5,411,078 $6,293,622 $7,126,250 $6,799,625 $7,079,205 $7,214,960 $7,403,597 $7,434,787 Return on average assets, annualized (GAAP) 1.25% 0.74% 1.38% 1.51% 1.85% 1.13% 1.04% 1.08 % Pre-tax, pre-provision return on average assets, annualized (non-GAAP) 1.58% 1.42% 1.28% 1.39% 1.48% 1.23% 1.03% 1.08 % Loan Yield, excluding SBA PPP Loans, annualized: Interest and fees on loans (GAAP) $189,515 $192,417 $189,832 $49,524 $50,750 $46,863 $42,695 $41,025 Exclude impact on loan yield from SBA PPP loan interest and fees — (19,472) (32,109) (9,136) (10,003) (8,042) (4,928) (3,081) Adjusted interest and fees on loans (non-GAAP) $189,515 $172,945 $157,723 $40,388 $40,747 $38,821 $37,767 $37,944 Average loans receivable, net (GAAP) $3,668,665 $4,335,564 $4,181,464 $4,490,499 $4,402,868 $4,005,585 $3,836,029 $3,773,325 Exclude average SBA PPP loans — (589,635) (549,422) (832,148) (777,156) (392,570) (204,436) (109,594) Adjusted average loans receivable, net (non-GAAP) $3,668,665 $3,745,929 $3,632,042 $3,658,351 $3,625,712 $3,613,015 $3,631,593 $3,663,731 Loan yield, annualized (GAAP) 5.17% 4.44% 4.54% 4.47% 4.62% 4.64% 4.42% 4.41 % Loan yield, excluding SBA PPP loans, annualized (non-GAAP) 5.17% 4.62% 4.34% 4.48% 4.50% 4.26% 4.13% 4.20%

37 2019 2020 2021 2021 2022 Q1 Q2 Q3 Q4 Q1 Return on Average Tangible Common Equity: Net income (GAAP) $67,557 $46,570 $98,035 $25,344 $32,702 $20,592 $19,397 $19,757 Add amortization of intangible assets 4,001 3,525 3,111 797 797 758 759 704 Exclude tax effect of adjustment (840) (740) (653) (167) (167) (159) (159) (148) Tangible net income (non-GAAP) $70,718 $49,355 $100,493 $25,974 $33,332 $21,191 $19,997 $20,313 Average stockholders' equity (GAAP) $789,502 $805,580 $842,067 $827,021 $835,761 $855,708 $849,383 $846,085 Exclude average intangible assets (259,667) (255,898) (252,540) (253,747) (252,956) (252,159) (251,331) (250,593) Average tangible common stockholders' equity (non- GAAP) $529,835 $549,682 $589,527 $573,274 $582,805 $603,549 $598,052 $595,492 Return on average equity, annualized (GAAP) 8.56% 5.78% 11.64% 12.43% 15.69% 9.55% 9.06% 9.47 % Return on average tangible common equity, annualized (non-GAAP) 13.35% 8.98% 17.05% 18.37% 22.94% 13.93% 13.27% 13.83 % Net Interest Margin, excluding Incremental Accretion on Purchased Loans, annualized: Net interest income (GAAP) $199,682 $200,997 $205,789 $52,238 $54,265 $51,378 $47,908 $46,944 Exclude incremental accretion on purchased loans (4,876) (3,446) (2,638) (1,075) (495) (681) (387) (584) Adjusted net interest income (non-GAAP) $194,806 $197,551 $203,151 $51,163 $53,770 $50,697 $47,521 $46,360 Average total interest earning assets, net $4,729,885 $5,535,236 $6,381,048 $6,042,566 $6,327,171 $6,474,527 $6,671,984 $6,694,578 Net interest margin, annualized (GAAP) 4.22% 3.63% 3.23% 3.51% 3.44% 3.15% 2.85% 2.84 % Net interest margin, excluding incremental accretion on purchased loans, annualized (non-GAAP) 4.12% 3.57% 3.18% 3.44% 3.41% 3.11% 2.83% 2.80 % NON-GAAP FINANCIAL MEASURES

38 2019 2020 2021 2022 Q1 Tangible Common Equity to Tangible Assets: Total stockholders' equity (GAAP) $809,311 $820,439 $854,432 $821,449 Exclude intangible assets (257,552) (254,027) (250,916) (250,212) Tangible common equity (non-GAAP) $551,759 $566,412 $603,516 $571,237 Total assets (GAAP) $5,552,970 $6,615,318 $7,432,412 $7,483,814 Exclude intangible assets (257,552) (254,027) (250,916) (250,212) Tangible assets (non-GAAP) $5,295,418 $6,361,291 $7,181,496 $7,233,602 Total assets (GAAP) $5,552,970 $6,615,318 $7,432,412 $7,483,814 Exclude intangible assets (257,552) (254,027) (250,916) (250,212) Exclude SBA PPP loans — (715,121) (145,840) (64,962) Exclude cash and cash equivalents (228,568) (743,322) (1,723,292) (1,576,722) Tangible assets, excl. cash and cash equivalents and SBA PPP loans (non-GAAP) $5,066,850 $4,902,848 $5,312,364 $5,591,918 Stockholders' equity to total assets (GAAP) 14.6% 12.4% 11.5% 11.0 % Tangible common equity to tangible assets (non-GAAP) 10.4 8.9 8.4 7.9 Tangible common equity to tangible assets, excl. cash and cash equivalents and SBA PPP loans (non-GAAP) 10.9 11.6 11.4 10.2 ACL on Loans to Loans Receivable, excluding SBA PPP Loans: Allowance for credit losses on loans $36,171 $70,185 $42,361 $40,333 Loans receivable (GAAP) $3,767,879 $4,468,647 $3,815,662 $3,821,178 Exclude SBA PPP loans — (715,121) (145,840) (64,962) Loans receivable, excluding SBA PPP (non-GAAP) $3,767,879 $3,753,526 $3,669,822 $3,756,216 ACL on loans to loans receivable (GAAP) 0.96% 1.57% 1.11% 1.06 % ACL on loans to loans receivable, excl. SBA PPP loans (non-GAAP) 0.96% 1.87% 1.15% 1.07 % NON-GAAP FINANCIAL MEASURES

39 December 31, 2021 March 31, 2022 Change in Loans Receivable, excluding SBA PPP Loans: Loans receivable (GAAP) $3,815,662 $3,821,178 Exclude SBA PPP loans (145,840) (64,962) Loans receivable, excluding SBA PPP loans (non-GAAP) $3,669,822 $3,756,216 Change from prior quarter (amount) Change in loans receivable from prior quarter (GAAP) $5,516 Exclude change in SBA PPP loans from prior quarter (80,878) Change in loans receivable from prior quarter, excluding SBA PPP loans (non-GAAP) $86,394 Change from prior quarter (percentage) Percent change in loans receivable (GAAP) 0.1 % Percent change in loans receivable, excluding SBA PPP loans (non-GAAP) 2.4 % Percent change in loans receivable, annualized (GAAP) 0.6 % Percent change in loans receivable, excluding SBA PPP loans, annualized (non-GAAP) 9.5 % NON-GAAP FINANCIAL MEASURES

40 2009 2010 2011 2012 2013 2014 2015 2016 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $158,498 $202,279 $202,520 $198,938 $215,762 $454,506 $469,970 $481,763 Exclude intangible assets (13,358) (14,965) (14,525) (14,098) (30,980) (129,918) (127,818) (126,403) Exclude preferred stock (23,487) — — — — — — — Tangible common equity (non-GAAP) $121,653 $187,314 $187,995 $184,840 $184,782 $324,588 $342,152 $355,360 Shares outstanding 11,057,972 15,568,471 15,456,297 15,117,980 16,210,747 30,259,838 29,975,439 29,954,931 Book value per share (GAAP) $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 Tangible book value per share (non-GAAP) $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 Tangible Book Value Per Share (continued): 2017 2018 2019 2020 2021 2022 Q1 Total stockholders' equity (GAAP) $505,305 $760,723 $809,311 $820,439 $854,432 $821,449 Exclude intangible assets (125,117) (261,553) (257,552) (254,027) (250,916) (250,212) Tangible common equity (non-GAAP) $380,188 $499,170 $551,759 $566,412 $603,516 $571,237 Shares outstanding 29,927,746 36,874,055 36,618,729 35,912,243 35,105,779 35,102,372 Book value per share (GAAP) $16.88 $20.63 $22.10 $22.85 $24.34 $23.40 Tangible book value per share (non-GAAP) $12.70 $13.54 $15.07 $15.77 $17.19 $16.27 NON-GAAP FINANCIAL MEASURES

41 As of Period End or for the Three Months Ended March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Profitability: Net income (GAAP) $ 25,344 $ 32,702 $ 20,592 $ 19,397 $ 19,757 Pre-tax, pre-provision net income (non-GAAP) 23,247 26,166 22,440 19,282 19,762 Diluted earnings per share $ 0.70 $ 0.90 $ 0.58 $ 0.55 $ 0.56 Return on average assets (GAAP) 1.51% 1.85% 1.13% 1.04% 1.08 % Pre-tax, pre-provision return on average assets (non-GAAP) 1.39 1.48 1.23 1.03 1.08 Return on average common equity (GAAP) 12.43 15.69 9.55 9.06 9.47 Return on average tangible common equity (non-GAAP) 18.37 22.94 13.93 13.27 13.83 Net interest margin 3.51 3.44 3.15 2.85 2.84 Efficiency ratio 61.57 58.18 62.35 66.61 64.38 Noninterest expense to average total assets 2.22% 2.06% 2.04% 2.06% 1.95 % Balance Sheet: Total assets $ 7,028,392 $ 7,105,672 $ 7,259,038 $ 7,432,412 $ 7,483,814 Loans receivable, net 4,531,644 4,155,968 3,905,567 3,773,301 3,780,845 Total deposits $ 6,033,124 $ 6,074,385 $ 6,229,017 $ 6,394,290 $ 6,491,500 Loan to deposit ratio 76.2% 69.3% 63.5% 59.7% 58.9 % Capital: Book value per share (GAAP) $ 22.99 $ 23.77 $ 24.13 $ 24.34 $ 23.40 Tangible book value per share (non-GAAP) $ 15.95 $ 16.76 $ 16.97 $ 17.19 $ 16.27 Tier 1 leverage capital to average quarterly assets 9.1% 9.1% 8.8% 8.7% 8.8 % Total capital to risk-weighted assets 14.5% 15.1% 14.8% 14.8% 14.7 % Credit Quality: Nonperforming assets to total assets 0.75% 0.50% 0.36% 0.32% 0.22 % ACL on loans to loans receivable (GAAP) 1.40 1.23 1.22 1.11 1.06 ACL on loans to loans receivable, excluding SBA PPP (non-GAAP) 1.73% 1.41% 1.31% 1.15% 1.07% – Refer to Appendix for calculation of non-GAAP financial measure. QUARTERLY FINANCIAL STATISTICS

QUESTIONS AND ANSWERS